UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2012

NANOPHASE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22333	36-3687863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1319 Marquette Drive, Romeoville, Illinois		60446
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 771-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Certain Officers.

On August 6, 2012, Mr. David Nelson, the Vice President of Sales and Marketing at Nanophase Technologies Corporation (the “Company”) resigned from his position effective August 17, 2012. Following Mr. Nelson’s departure, and until his successor is hired, the Company’s President and CEO, Mr. Jess Jankowski, will assume responsibility for the functions Mr. Nelson currently performs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, at amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOPHASE TECHNOLOGIES CORPORATION
(Registrant)

August 10, 2012	/s/ FRANK CESARIO
(Date)	FRANK CESARIO
Chief Financial Officer